February 9, 2021

BNY MELLON INVESTMENT PORTFOLIOS
-Technology Growth Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

Erik A. Swords and Justin Sumner, CFA are the fund's portfolio managers, a position Mr. Swords has held since December 2008 and Mr. Sumner has held since July 2020.  Messrs. Swords and Sumner are directors and senior research analysts at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.  The portfolio managers are also employees of BNYM Investment Adviser.

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The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Erik A. Swords and Justin Sumner, CFA are the fund's portfolio managers responsible for managing the fund's portfolio.  Messrs. Swords and Sumner are directors and senior research analysts at Mellon Investments Corporation, an affiliate of BNYM Investment Adviser.  Mr. Swords is a senior research analyst on the Global Research team responsible for covering the software and IT services industries and a portfolio manager on the Blockchain Innovation, Mobility Innovation and the Core Research Technology Sector Equity strategies at Mellon, and has been a portfolio manager of the fund since December 2008.  He has been employed by Mellon or a predecessor company of Mellon and by BNYM Investment Adviser since 2005.  Mr. Sumner is a senior research analyst on the Global Research team responsible for covering the global cyclical technology sector and a portfolio manager on the Core Research Technology Sector Equity and "Internet of Things" strategies at Mellon.  Mr. Sumner has been a portfolio manager of the fund since July 2020.  He has been employed by Mellon or a predecessor company of Mellon and by BNYM Investment Adviser since 2007.  Messrs. Swords and Sumner manage the fund in their capacity as employees of BNYM Investment Adviser.